Eaton Vance Greater India Fund

                            Supplement to Prospectus
                                      dated
                                   May 1, 1999

The following replaces the second paragraph under "Management and Organization":

     Scobie Dickenson Ward and Zaheer Sitabkhan co-manage the Portfolio. Mr. Ward has managed the Portfolio since its inception. He is a Director of Lloyd George and has been a Lloyd Goerge portfolio manager for more than five years. Mr. Sitabkhan has managed the Portfolio since August 31, 1999. Mr. Sitabkhan joined Lloyd George in March 1995 and currently serves as a Director. Prior to 1995 he was Director of Business Development at Quality Sciences Inc., a Cleveland-based software company.



August 31, 1999                                                             GIPS